KISNET - MTT / EXCLUSIVE DISTRIBUTION AGREEMENT FOR STEPS


            KISNET - MTT / EXCLUSIVE DISTRIBUTION AGREEMENT FOR STEPS

This is an agreement, hereafter also referred to as Partnership, between Kisnet Corporation Inc, (KCI) of 42 Orchard Hills Road, Katonah, NY, 10536, and MultiTrade Technologies LLC(MTT) of 100 Park Avenue, NY, 10017
-----------------------------           ------------------  --

KCI) is a software development company and has developed an Enterprise Management System (EMS) software development platform called STEPS (Straight Through Enterprise Processing Solution) described in STEPS_ProductSheet.doc.

MTT is a limited liability corporation registered in NY, established to market and distribute various Enterprise Resource Planning (ERP) systems and related technologies for different companies involved in trading of a variety of goods and services.

I.   SCOPE:
     ------

This agreement addresses the creation of a commercial relationship, which grants MTT a license to distribute ERP systems built on KCI's Information Technology (STEPS(TM) platform.

II.  PURPOSE:
     --------

To  service  Specified  Target  Markets  and  generate  revenues  from:
     1. Providing STEPS(TM) based EMS solutions to various Enterprises within the Specified Target Market on a licensed fee basis.
               -------------------------
     2. Providing maintenance, customization and enhancement services to support the above solutions.

III.  TERM:
      -----
This  agreement  is  effective  1st  of  January, 2004 for a term of five years,
                                ----------------------               ----------
unless terminated under the termination clauses _XI_& XII__ of this agreement. It may be renewed thereafter by mutual written agreement of both parties.

IV.  TERRITORIES:
     ------------
Exclusive:  USA,  The existing agreement for Mexico and Canada to be included as
            ---
Distributors under the terms and conditions of the distributors agreement to be drawn by the mutual consent of both parties.

Other regions may be subsequently added as exclusive territories upon mutual written consent of both Kisnet and MTT. Prior Kisnet agreements as listed in
SCHEDULE  E  are  excluded  from  this  agreement.
          -

V.   EXCLUSIVITY  &  NON-COMPETE:
     ----------------------------
This is an exclusive agreement during the above-specified term. And during the term of this agreement, each Party agrees for adherence to its expertise/activities, while executing the purpose of this Partnership. With respect to this paragraph, non-adherence by a party hereto encompasses offering the Services and Technologies that the other party hereto is entitled to provide to the Customers in the Territories, under this Partnership.

VI.  KCI'S  OBLIGATIONS:
     -------------------

KCI  will  be  responsible  for:

1. Delivery of STEPS(TM) versions on time as per the schedule in each client agreement, agreed by KC in writing.

2. Providing the design, specification and the requirements for deploying STEPS(TM) at MTT.

3. Maintenance and support for STEPS(TM) to MTT during the terms of this agreement.


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            KISNET - MTT / EXCLUSIVE DISTRIBUTION AGREEMENT FOR STEPS


4. Sales support to MTT's staff, clients and prospects on a fee basis (Sales Support Fees) - included as a part of the compensation package described below.


VII.  MTT'S  OBLIGATIONS:
      -------------------

MTT  will  be  responsible  for  the  day-to-day-management  and  support of the
---
customers  and  as  will:
     1.   Identify  &  provide  client  requirements as well as ongoing changes.

     2. Provide the infrastructure (including organization) needed for deploying STEPS based solutions to its' customers.

     3. Provide sales, marketing & promotional services & first tier clients & prospects support, including administration for timely compensation of KCI.

     4.   Work  with  KC  team  to  develop  &  implement  project  plans.

     5. All IT related services needed by MTT for itself or any of its' clients will be provided exclusively by Kisnet during the terms of this agreement at the preferred development rates specified in SCHEDULE R.

VIII.  COMPENSATION:
       -------------

MTT  will  compensate  KCI  for  as  follows:
1.   MTT  will  pay
     a. KCI $10,000/month as a fixed amount of royalty during the first year of this agreement;
     b. In addition, MTT will pay KCI $10,000/month as Sales Support Fees during the first year of this agreement for the exclusive distribution rights.
2. Special Enhancements, outside the scope of the initial agreement, requested by MTT will be made at the preferred development rates specified in SCHEDULE R and will become part of the MTT_STEPS(TM) platform.
               -
3. MTT will pay KCI an additional 10% royalty on all STEP related revenues generated by MTT from its clients for the systems and services to be delivered "Revenue". The out of pocket expenses charged to the clients are not considered as Revenue.
4. MTT will pay KCI 45% of Revenue; in exchange, KCI is obligated to deliver all the systems and services on time and on budget.
5. After the initial term of first year, a minimum Kisnet revenue of $ 20,000/month is needed to retain the exclusive distribution rights.

IX.  PAYMENT  SCHEDULE:
                      -
MTT will pay KCI's compensation as specified in items 3 & 4 above, within 45 days of collection of its accounts receivables. REVENUE is defined as the amount invoiced to clients less any normal discounts or refunds in addition to the out of pocket expenses.
The payments will be due and made based upon on following.
1a in section VIII is payable on the first day of each month starting 01/01/04; the first payment may however be made upon signing of the agreement.
1b in section VIII is payable on the 15th of each month starting 01/15/04; the first payment may however be made upon signing of the agreement.


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            KISNET - MTT / EXCLUSIVE DISTRIBUTION AGREEMENT FOR STEPS


X.   NON-SOLICITATION:
     -----------------
During the term of this Partnership, no employee of either Party shall solicit for the purpose of hiring any employee of the other. For the purposes of the preceding sentence, the following does not constitute solicitation under this
Partnership: (i) use of an independent employment agency, so long as such agency is not directed to contact a specific employee of the other party, and (ii) general advertisements not targeted at a specific employee of the other party.

XI.  TERMINATION:
     ------------

Notwithstanding anything herein contained, either party shall have the right to terminate this Partnership forthwith upon the happening of all or any of the following events, namely:

     1. Upon the other making any arrangement or composition with the general body of its creditors or having a winding-up order passed against it or going into liquidation, voluntary or otherwise than for the purposes of reconstruction or amalgamation;

     2. Upon any breach or default by the other of or in any of the terms, conditions or stipulations herein contained and its failure for a period of not less than sixty days to remedy the same after the receipt by it of written notice from the other in that behalf requiring it so to do.

     3. The termination of this Partnership whenever and however it shall occur shall only relate to the termination of the Partnership and shall not affect any of the rights or obligations of either party which have accrued before termination or which are intended or expressed to survive termination except for items listed in SCHEDULE E.

XII.  EFFECTS  OF  TERMINATION:
      -------------------------

     1.   This  agreement  shall  no  longer  be  exclusive.

     2. Within 30 days after the termination or expiry of this Partnership, each party shall return to the other all Confidential Information and all other materials and data of the Disclosing Party (related to the exclusive distribution right) and shall not retain any copies of the same.

     3. Upon the termination or expiry of this Partnership, the Parties shall continue to comply with the terms of this Partnership so far as is necessary to comply with the terms and conditions of any then existing agreements with mutual clients.

     4. All obligations of confidentiality, non-solicitation, all terms relating to the ownership of intellectual property rights, all limitations and exclusions of liability, and all indemnities shall survive the expiry or termination of this Partnership.


XIII.  ASSIGNMENT:
       -----------

This agreement may not be assigned to another party without the written express permission of KCI.
In  witness  whereof,  the  parties  have  hereunto  executed  this  Agreement.

MULTITRADE TECHNOLOGY LLC (MTT).                  KISNET CORPORATION, INC (KCI).
----------------------------------                ------------------------------


By:                                              By:
       ---------------------------                      ------------------------

Name:  Joe Khan                                  Name:  Masood Khan

Title: Managing Partner                          Title: CEO

Date:                                            Date:
       ---------------------------                      ------------------------


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            KISNET - MTT / EXCLUSIVE DISTRIBUTION AGREEMENT FOR STEPS


                                     APPENDIX
                                    ---------


                                   SCHEDULE E
                                   ----------
                    EXCLUDED TERRITORIES AND PRIOR AGREEMENTS
                    -----------------------------------------


     1.   STEPS Mexico - Exclusive Distribution Agreement for Mexico.
     2.   BEST Canada - Exclusive Distribution Agreement for Canada.
     3. RPG Systems Inc. - Exclusive Distribution Agreement for Automobile Repair Shops
     4.

                                   SCHEDULE R
                                   ----------
                            PREFERRED RATES SCHEDULE
                            ------------------------


Rates per hour:

Development Support staff               $50
Programmers                             $75
Systems Analyst                         $100
Senior Consultant                       $125


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